SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2022

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9620 Las Vegas Blvd. S STE E4-98 Las Vegas, NV	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 800-2511

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

On August 26, 2022, KeyStar Corp., a Nevada corporation (“KeyStar,” “we,” “us” or “our”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among KeyStar, ZenSports, Inc., a Delaware corporation (“ZenSports”), Mark Thomas (“Mark”), Etan Mizrahi-Shalom (“Etan”), Adil Sher (“Adil”), and John Dulay (“John” and together with Mark, Etan, and Adil, the “Key Persons”) to acquire certain assets of ZenSports (the “Transaction”). The Transaction closed on August 26, 2022.

Prior to entering into the Transaction, on June 16, 2022, we hired Mark as our Chief Product Officer, Etan as our Chief Technology Officer, John as our Director of Operations and Adil as our Chief Mobile Engineer. Mark, Etan and John were hired as employees, and Adil was engaged as an independent contractor. Prior thereto, the Key Persons were corporate officers and executives of ZenSports, and Mark is still the Chief Executive Officer and sole member of the board of directors of ZenSports and Etan is still the Chief Technology Officer of ZenSports. The Key Persons, as a group, are collectively the record and beneficial owner of a majority of the issued and outstanding shares of capital stock of ZenSports.

In connection with the Transaction, on August 31, 2022, we paid an aggregate of $1,000,000 in bonuses to the Key Persons (the “Bonuses”), of which $500,000 was paid to Mark, $300,000 was paid to Etan and $100,000 was paid to each of John and Adil. To pay part of the Bonuses, we borrowed an additional $735,120.60 under that certain Amended and Restated Discretionary Non-Revolving Line of Credit Demand Note in the principal amount of not more than $2,000,000 we entered into with Excel Family Partners, LLLP on August 16, 2022 (the “Note”). After borrowing the additional $735,120.60 under the Note, and an additional $67,308.97 under the Note in connection with payments we made to vendors and consultants, the aggregate outstanding principal balance of all loans under the Note through August 31, 2022 is $1,042,123.36. We used proceeds from the Private Offering (described in Item 3.02 of this Current Report on Form 8-K (this “Report”)) to pay the remaining amount of the Bonuses and the employer portion of payroll taxes owed as a result of the Bonuses.

ZenSports is in the business of offering gambling and entertainment opportunities through technology and a physical casino, and we purchased a portion of ZenSports’ assets. The assets we didn’t purchase include, among other assets, ZenSport’s legal entity name “ZenSports, Inc.” and those assets related to ZenSports’ physical casino called the Big Wheel Casino, located in Lovelock, Nevada.

Pursuant to the terms and conditions of the APA, the aggregate purchase price paid to ZenSports consisted of: (i) cash in the amount of $481,054; (ii) 5,850,000 shares of our common stock, valued at $1.00 per share, which is the same consideration paid by unrelated and non-affiliated investors in our private offering of common shares which we also closed on August 26, 2022 (the “Stock Consideration”); and (iii) 650,000 additional shares of our common stock subject to set off or recoupment by us until August 25, 2023 in connection with any indemnified losses we may incur pursuant to Section 8.2 of the Purchase Agreement (the “Holdback Stock,” and together with the Stock Consideration, the “Transaction Shares”). Any indemnified losses we may incur pursuant to Section 8.2 may be satisfied only through a recoupment of all or part of the Holdback Stock on a one (1) share of Holdback Stock for each one dollar $1.00 of indemnified losses. The offer, sale and issuance of the Transaction Shares were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

In connection with the Transaction and issuance of the Transaction Shares, we also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with ZenSports (together with any other party that may become a party to the Registration Rights Agreement, “Holders”). Pursuant to the Registration Rights Agreement, subject to the terms and conditions set forth therein, we are obligated, among other things, to use our reasonable best efforts to prepare and file on the six-month anniversary of our common stock becoming listed on the New York Stock Exchange, The NYSE American, The Nasdaq Global Market, The Nasdaq Global Select Market, The Nasdaq Capital Market or any successor or substantially equivalent national securities exchange a registration statement covering the sale or distribution from time to time of our common stock held by Holders. We are also obligated to provide for the registration of such registrable securities for resale by Holders in accordance with any reasonable method of distribution elected by Holders, and to use our reasonable best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission as promptly as is reasonably practicable after the filing thereof. Holders also have customary piggyback registration rights if we propose to file a registration statement under the Securities Act with respect to an offering of our common stock, whether or not for sale for our own account. Holders’ registration rights are subject to certain limits and restrictions, including our right to withdraw or delay a registration under certain circumstances and the right of underwriters to limit the number of shares Holders can include in an applicable offering.

The above is a summary of the material terms of the Purchase Agreement and the Registration Rights Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are attached to this Report as Exhibit 2.1 and Exhibit 4.1, respectively, and are incorporated herein by reference. This summary may not contain all of the information about the Purchase Agreement and the Registration Rights Agreement that is important to you. We urge you to read the Purchase Agreement and the Registration Rights Agreement carefully.

Item 2.01Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

On August 26, 2022, we closed on a private offering of our common stock where we sold an aggregate of 750,000 shares of our common stock to 11 investors at a price of $1.00 per share for an aggregate purchase price of $750,000 (the “Private Offering”). Each of the investors had access to information concerning us and our business prospects and represented to us in connection with their purchase that they: (i) acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof; (ii) were an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act; (iii) could bear the risks of the investment; and (iv) could hold the securities for an indefinite period of time. The offer, sale and issuance of the shares were deemed to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

Following the Transaction and the Private Offering, we have 37,050,000 shares of common stock issued and outstanding, including the Holdback Stock.

Item 9.01Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

KeyStar intends to file the financial statements of ZenSports, Inc. required by Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b)Pro Forma Financial Information.

KeyStar intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(d)Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement by and among KeyStar Corp., ZenSports, Inc., Mark Thomas, Etan Mizrahi-Shalom, Adil Sher and John Dulay, dated August 26, 2022.
4.1	Registration Rights Agreement by and between KeyStar Corp. and ZenSports, Inc., dated as of August 26, 2022.
10.1

Amended and Restated Discretionary Non-Revolving Line Of Credit Demand Note dated August 16, 2022 made by KeyStar Corp. (incorporated by reference to Exhibit 10.1 to the KeyStar Corp’s. Current Report on Form 8-K filed on August 23, 2022).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2022	KEYSTAR CORP.

By: /s/ Anthony J. Fidaleo
Anthony J. Fidaleo
Chief Financial Officer